UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

(Former name or former address, if changed since last report.)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth below in Item 5.02 of this Report is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement

The disclosure set forth below in Item 5.02 of this Report is hereby incorporated by reference into this Item 1.02.

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2015, Jeffrey Ronaldi (“Ronaldi”) and Document Security Systems, Inc. (the “Company”) entered in to an Amended Employment Agreement (the “Amended Agreement”) for the purpose extending Ronaldi’s employment as Chief Executive Officer of the Company under amended terms. Ronaldi’s original Employment Agreement with the Company (the “Original Agreement”), assumed by the Company on July 1, 2013, terminated on November 9, 2015. The term of the Amended Agreement is one month, during which time the Company will undertake negotiations with Ronaldi for possible extension of his employment under the same or different terms as those contained in the Amended Agreement. Under the Amended Agreement, Ronaldi’s annualized base salary will be reduced to $150,000. The amended base salary represents a reduction from Ronaldi’s previous annual base salary of $350,000 under the Original Agreement. In consideration of Ronaldi’s reduction in base salary, the Amended Agreement contains a bonus provision (the “Performance Bonus”) which consists of a percentage of either the Net Litigation Proceeds (as defined in the Amended Agreement) or a percentage of Net Sales Proceeds (as defined in the Amended Agreement) received by the Company during the term of the Amended Agreement. Under the Performance Bonus clause of the Amended Agreement, Ronaldi would receive (i) 10% of the first $3,000,000 of Net Litigation Proceeds or Net Sales Proceeds received by the Company, (ii) 15% of Net Litigation Proceeds or Net Sales Proceeds received in the amounts of $3,000,001 to $10,000,000, and (iii) 10% of Net Litigation Proceeds or Net Sales Proceeds exceeding $10,000,000, all on a cumulative basis. The Amended Agreement also contains six month non-competition and non-solicitation restrictions in favor of the Company, which represent a reduction from the 12 month restrictions contained in the Original Agreement.

The forgoing descriptions of the terms of the Amended Agreement are summaries only, and do not purport to set forth the complete terms thereof, and are qualified in their entirety by reference to Exhibit 10.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended Employment Agreement between Jeffrey Ronaldi and Document Security Systems, Inc. dated November 9, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: November 13, 2015	By:	/s/ Jeffrey Ronaldi
Jeffrey Ronaldi
Chief Executive Officer